SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



                               October 23, 2000
                        -----------------------------
                               Date of Report
                      (Date of earliest event reported)



                          ACCESS NETWORK CORPORATION
           (Exact name of registrant as specified in its charter)


        Nevada                   000-26539                 88-0409450
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)



           2995 El Camino Road, Las Vegas, Nevada             89146
          (Address of principal executive offices)       (Zip code)


      Registrant's telephone number, including area code (702) 251-3211

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Item 4.  Change in Registrant's Certifying Accountant.

     As of October 23, 2000, Access Network Corporation(the "Company") accepted the resignation of David Coffey C.P.A. as the Company's certifying accountant which was tendered on that same date. During the Company's last two years and the subsequent interim period preceding the resignation of Mr. Coffey, there have been no disagreements with our former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. David Coffey C.P.A.'s reports on the financial statements of the Company did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles.

     On October 23, 2000 the Company engaged Randy Simpson, CPA PC as its certifying accountant. The appointment of Randy Simpson CPA PC was recommended and approved by the Company's Board of Directors.

Item 7.  Financial Statements and Exhibits.

        (c) Exhibits.

         16    Letter from David Coffey C.P.A.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ACCESS NETWORK CORPORATION
                                          (Registrant)


November 7, 2000                         By:   /s/ Marci Evans
                                               _________________________

                                               Marci Evans
                                               President, Secretary, Chief
                                               Executive Officer, Chief
                                               Financial Officer, and Chairman
                                               of the Board of Directors


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